SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A
                           ---------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 23, 1998

                             FAC REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)

----------------------------------- ---------------------------------- -----------------------------------
             MARYLAND                           001-11998                          56-1819372
 (State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification
          Incorporation)                                                              No.)
----------------------------------- ---------------------------------- -----------------------------------



                        11000 REGENCY PARKWAY, SUITE 300
                           CARY, NORTH CAROLINA 27511
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (919) 462-8787
                                FAC REALTY, INC.
          (Former Name or Former Address if Changed Since Last Report)

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS


     On March 30, March 31 and May 14, 1998, the Company concluded the acquisition of eight community shopping centers located in North Carolina and Virginia from Roy O. Rodwell, Chairman and co-founder of Atlantic Real Estate Corporation, Mr. John M. Kane, Chairman of Kane Realty Corporation, and their affiliates. The acquired centers encompass approximately 950,000 square feet and are, in the aggregate, 96% leased as follows:

Property                  Location               Date Developed    Total GLA   Occcupancy       Key Tenants
---------------------------------------------------------------------------------------------------------------
Shoreside                 Kitty Hawk, NC                1993        144,389        100.0%       Wal-Mart
                                                                                                Seamark Grocery
Stanton Square            Greenville, NC                1985        125,116         76.8%       Food Lion
                                                                                                Eckerd
Bolling Creek             Roanoke Rapids, NC            1992         29,000        100.0%       Food Lion
Celebration at Six Forks  Raleigh, NC                   1979        125,000         97.0%       Revco
University Mall           Blacksburg, VA                1973        162,779         98.0%       Virginia Tech
                                                                                                Math Emporium
Towne Square              Roanoke, VA                   1987        301,561        100.0%       Office Max
                                                                                                MJ Design
Brookneal                 Brookneal, VA                 1993         25,000        100.0%       Food Lion
Keysville                 Keysville, VA                 1993         36,680        100.0%       Food Lion
                                                                                                Revco
                                                               --------------------------
                                                                    949,525         96.2%
                                                               ==========================

     The aggregate purchase price for the acquired shopping centers was $57,147,437, consisting of the assumption of $44,344,351 of fixed-rate indebtedness, the payment of $3,499,426 in cash and the issuance of 974,347 limited partnership interests ("Units") of FAC Properties, L.P. Up to 292,447 additional Units and $831,332 in cash will be issued or paid on a delayed or contingent basis. The contingencies include the attainment of certain property performance thresholds and the sale, lease or development of certain outparcels. The purchase price for the acquisition was determined as a result of arms-length negotiation between the Company and the sellers, with the Units being valued at $9.50 per share.

     The Company acquired the properties by causing the Company's operating entity, FAC Properties, L.P., to acquire title to six of the properties and the membership interests of the two limited liability companies that own the other two properties in exchange for the consideration discussed above.


ITEM 7:  FINANCIAL STATEMENTS.

     a)   Financial statements of businesses acquired.

          Rodwell/Kane Properties

               Report of Independent Public Accountants

               Combined Statement of Revenue and Certain Expenses

               Notes to Combined Statement of Revenue and Certain Expenses

     b)   Pro forma financial information.


          Unaudited Pro Forma Condensed Consolidated Financial Statements

               Pro Forma Condensed Consolidated Balance Sheet (unaudited) at December 31, 1997

               Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the year ending December 31, 1997

               Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


     c)   Exhibits.



Number              Exhibit
------              -------
10.1*               Amended and Restated Stock Purchase Agreement, dated as of March 23, 1998, between the
                    Company and the Investor.

10.2*               Stockholders Agreement, dated February 24, 1998, among the Company and the Investor.

10.3*               Registration Rights Agreement, dated February 24, 1998, between the Company and the
                    Investor.

10.4*               Contingent Value Right Agreement, dated  February 24, 1998, among the Company and the
                    Investor.

10.5* First Amendment to the Master and Exchange Option Agreement, dated as of March 16, 1998, by and among the Company, FAC
                    Realty, L.P. and the Contributors listed therein.

10.6*               Assignment of Interest in Master Agreement and Exchange Option Agreement, and Consent of
                    Limited Partners dated December 22, 1997.

10.7*               Exchange Option Agreement dated as of October 1, 1997, by and among Carolina FAC,
                    Limited Partnership., FAC Realty, Inc. and the Owners of the Properties and Interests
                    listed therein.

10.8* Master Agreement, dated as of October 1, 1997, by and among FAC Realty, Inc., Carolina FAC, Limited Partnership, and the other signatories listed therein.


10.9                Master Agreement by and among the Company, FAC Properties, L.P. and the other signatories contained therein, dated as of April __, 1998.

10.10 Exchange Option Agreement by and among FAC Properties, L.P., the Company and the owners of the Properties and Interests listed therein, dated as of April ___, 1998.

23.1                Consent of Arthur Andersen LLP


-----------
*Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FAC REALTY TRUST, INC.

Date: June 3, 1998           By: /s/ Patrick M. Miniutti
                                -----------------------------------
                                Name: Patrick M. Miniutti
                                Title: Executive Vice President and
                                       Chief Financial Officer

         Rodwell/Kane Properties
         Financial Statements as of December 31, 1997
         Together with Report of Independent Public Accountants

Report of Independent Public Accountants


To the Board of Directors of
FAC Realty Trust, Inc.:


     We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Rodwell/Kane Properties as described in Notes 1 and 2 for the year ended December 31, 1997. This combined financial statement is the responsibility of Rodwell/Kane Properties' management. Our responsibility is to express an opinion on this combined financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Combined Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of FAC Realty Trust, Inc. and is not intended to be a complete presentation of Rodwell/Kane Properties' revenue and expenses.

     In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Notes 1 and 2 of Rodwell/Kane Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        /s/ Arthur Andersen LLP


Raleigh, North Carolina,
April 17, 1998

                             Rodwell/Kane Properties
               Combined Statement of Revenue and Certain Expenses
       For the Three Months Ended March 31, 1998, (Unaudited) and the Year
                            Ended December 31, 1997
                                 (In Thousands)

                                                       Three Months Ended     Year Ended December
                                                         March 31, 1998             31, 1997
                                                         --------------             --------
                                                          (Unaudited)
Rental income                                                $1,804                 $6,939
                                                             ------                 ------
Certain expenses:
    Repairs and maintenance                                     144                    373
    Utilities                                                    50                    270
    Insurance                                                    28                     98
    Real estate taxes                                           128                    448
                                                             ------                 ------
            Total certain expenses                              350                  1,189
                                                             ------                 ------
            Revenue in excess of certain expenses            $1,454                 $5,750
                                                             ======                 ======


                 The accompanying notes to financial statements
                     are an integral part of this statement.

                             Rodwell/Kane Properties
           Notes to Combined Statement of Revenue and Certain Expenses
    For the Three Months Ended March 31, 1998, (Unaudited) and the Year Ended
                               December 31, 1997


1.   Description of Properties:

     The Rodwell/Kane Properties (Rodwell/Kane) consist of eight community shopping centers located in North Carolina and Virginia and contain approximately 950,000 square feet. At March 31, 1998, the properties were approximately 96 % leased.

2.   Basis of Presentation:

     Rodwell/Kane is not a legal entity but rather a combination of the operations of certain real estate properties expected to be acquired by FAC Realty Trust, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the community shopping center properties, each of which is wholly owned by various parties not affiliated with FAC Realty Trust, Inc.

     In accordance with Rule 3-14 of Regulation S-X, the accompanying combined financial statement is not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by FAC Realty Trust, Inc. in the proposed future operations of the aforementioned properties, have been excluded. Interest income has been excluded from revenue. Expenses excluded consist of depreciation and amortization, management fees, general and administrative and interest expenses not directly related to future operations. Management is not aware of any other material factors that would cause the accompanying Combined Statement of Revenue and Certain Expenses to not be indicative of the future operations of Rodwell/Kane.

3.   Significant Accounting Policies:

     Revenue Recognition

     Minimum rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide for rents based on a percentage of sales and certain leases provide for additional rents based on a percentage of sales volume above a specified breakpoint and reimbursement of real estate taxes, insurance, advertising, utilities and certain common area maintenance (CAM) costs. These additional rents are reflected on the accrual basis.

     Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statement and accompanying notes. Actual results could differ from those amounts.

     Interim Unaudited Financial Information

     The accompanying unaudited financial information for the three months ended March 31, 1998, has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1997. Certain information and
     disclosures   normally  included  in  financial
     statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary to present fairly the Combined Statement of Revenue and Certain Expenses for the three months ended March 31, 1998, have been included. The results of operations for the three-month period ended March 31, 998, are not necessarily indicative of the results for the full year.

4.   Leases:

     The Rodwell/Kane properties are being leased to tenants under operating leases that will expire through 2018.

     Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1997, are as follows (in thousands):

                   1998                     $    5,443
                   1999                          4,907
                   2000                          4,058
                   2001                          3,712
                   2002                          3,444
                   Thereafter                   27,665
                                            ----------
                                            $   49,229
                                            ==========

Pro Forma Information

     The following sets forth unaudited pro forma financial information for FAC Realty Trust, Inc. (the Company) as of December 31, 1997, and for the year then ended after giving effect to the acquisition of community shopping centers from Rodwell/Kane (the Transaction) as described in Note 1 hereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Transaction had occurred on December 31, 1997. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1997 is presented as if the Transaction had occurred as of the beginning of the period presented.

     In management's opinion, all material adjustments necessary to reflect the transaction described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

     The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

FAC Realty
Unaudited Pro Forma Condensed Consolidated Balance Sheet
(In Thousands)

                                                      At December 31, 1997
                                      -------------------------------------------------
                                                     Pro Forma Adjustments
                                                     ---------------------
                                                           Acquired          Pro Forma
                                      Historical (A)     Properties (B)    Consolidated
                                      -------------------------------------------------
                                                          (Unaudited)       (Unaudited)
Income Producing Properties, net      $ 345,191          $  57,147(1)       $ 402,338

Properties Under Development              6,456                                 6,456

Properties Held for Sale                 12,490                                12,490

Other Assets                             39,489             (3,499)(4)         35,990
                                      ---------          ---------          ---------

                                      $ 403,626          $  53,648          $ 457,274
                                      =========          =========          =========

Debt                                  $ 232,575          $  44,344(2)       $ 276,919

Other Liabilities                         8,124                                 8,124

Minority Interest                                            9,304(3)           9,304

Convertible Preferred Stock              19,162                                19,162

Warrants                                      9                                     9

Common Stock                                119                                   119

APIC                                    145,332                               145,332

Deferred Compensation                      (279)                                 (279)

Retained Deficit                         (1,416)                               (1,416)
                                      ---------          ---------          ---------
                                      $ 403,626          $  53,648          $ 457,274
                                      =========          =========          =========

Adjustments (dollars in thousands):

(A) Reflects the Company's historical condensed consolidated balance sheet as of December 31, 1997

(B) Reflects the following pro forma adjustments related to the acquired properties from Rodwell/Kane:

     (1)  total acquisition costs of $57,147

     (2)  the assumption of existing debt of $44,344

     (3)  the  issuance  of  974,347  operating partnership units

     (4)  the use of cash

FAC Realty
Unaudited Pro Forma Condensed Consolidated Statement of Income
(in thousands)

                                                           Year Ending December 31, 1997
                                                -------------------------------------------------
                                                                Pro Forma Adjustments
                                                                ---------------------
                                                                      Acquired        Pro Forma
                                                  Historical (A)    Properties (B)   Consolidated
                                                -------------------------------------------------
                                                                    (Unaudited)      (Unaudited)
Rental and Other Revenues                         $ 53,726          $  6,939(2)       $ 60,665

Property Operating Expenses                         15,671             1,189(1)         16,860

General and Administrative                           6,397               200(6)          6,597

Depreciation and Amortization                       15,652             1,465(3)         17,117

Interest Expense                                    16,436             3,500(4)         19,936

Extraordinary loss on extinguishment of debt           986                                 986

Minority interest                                                        (63)(5)           (63)
                                                  --------------------------------------------

Net income(loss)                                  $ (1,416)         $    648          $   (768)
                                                  ============================================
Loss per common share                                                                    (0.06)
                                                                                      ========

Adjustments (dollars in thousands):

(A) Reflects the Company's historical condensed consolidated statements of operations for the year ended December 31, 1997

(B) Reflects the unaudited pro forma adjustments for the purchases of the acquired properties from Rodwell/Kane:

     (1)  the historical operating activity of the acquired properties

     (2) the historical operating activity of the acquired properties less management fee income of $286 earned by the Company on the acquired properties and reflected in the Company's historical revenues

     (3) the depreciation expense based on the new accounting basis of the properties based on a 39 year life

     (4) Reflects the additional interest expense on debt of $44,344 at interest rates ranging between 7.4% and 10.7% and a weighted average interest rate of 8.2% at December 31, 1997

     (5)  the minority interests in earnings

     (6)  incremental  general  and  administrative   expenses  expected  to  be
          incurred as a result of the acquisition

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.   Basis of Presentation

     The accompanying Unaudited Condensed Consolidated Pro Forma Financial Statements of FAC Realty Trust, Inc. (the Company) have been prepared in accordance with the instructions to Form 8-K and do not include all of the information and notes required by generally accepted accounting principals for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and notes thereto for the year ended December 31, 1997, included in the Company's form 10-K dated April 15, 1998.